Exhibit 8

List of Subsidiaries

As at 31 March 2014

	Name	Country of Incorporation
1.	ASSETHALL LIMITED	England & Wales
2.	BEEGAS NOMINEES LIMITED	England & Wales
3.	BIRCH SITES LIMITED	England & Wales
4.	BOSTON GAS COMPANY (incl Essex Gas Company)	USA
5.	BRITISH TRANSCO CAPITAL INC	USA
6.	BRITISH TRANSCO FINANCE (NO 1) LIMITED	Cayman Islands
7.	BRITISH TRANSCO FINANCE (NO 2) LIMITED	Cayman Islands
8.	BRITISH TRANSCO FINANCE (NO 3) LIMITED	England & Wales
9.	BRITISH TRANSCO FINANCE (NO 5) LIMITED	England & Wales
10.	BRITISH TRANSCO FINANCE INC	USA
11.	BRITISH TRANSCO INTERNATIONAL FINANCE BV	The Netherlands
12.	BRITNED DEVELOPMENT LIMITED (50%)	England & Wales
13.	BROKEN BRIDGE CORP.	USA
14.	CLEAN LINE ENERGY PARTNERS LLC (approximately 15% holding)	USA
15.	COLONIAL GAS COMPANY	USA
16.	CONNECTICUT YANKEE ATOMIC POWER COMPANY (19.5%)	USA
17.	CORESO SA (22.485%%)	Belgium
18.	DIRECT GLOBAL POWER, INC. (26%)	USA
19.	ELEXON LIMITED (nominal interest only)	England & Wales
20.	ENERGIS PLC (33.06%)	England & Wales
21.	EUA ENERGY INVESTMENT CORPORATION	USA
22.	EVIONYX, INC. (16%)	USA
23.	GRIDAMERICA HOLDINGS INC	USA
24.	GRIDCOM LIMITED	England & Wales
25.	GREENERU INC (17%)	USA
26.	INVERSIONES ABC LTDA (98.84%)	Chile
27.	ICELINK INTERCONNECTOR LTD	England & Wales
28.	IROQUOIS GAS TRANSMISSION SYSTEM, L.P. (20.4%)	USA
29.	IROQUOIS PIPELINE OPERATING COMPANY (effectively 20.4% via Iroquois Gas Transmission System, L.P. 100% ownership)	USA
30.	ISLANDER EAST PIPELINE COMPANY, LLC (50%)	USA
31.	JOINT RADIO COMPANY LIMITED (50%)	England & Wales
32.	KEYSPAN (U.K.)	England & Wales
33.	KEYSPAN C.I. II, LTD	Cayman Islands
34.	KEYSPAN C.I., LTD	Cayman Islands
35.	KEYSPAN CI MIDSTREAM LIMITED	USA
36.	KEYSPAN CORPORATION	USA
37.	KEYSPAN ENERGY CORPORATION	USA
38.	KEYSPAN ENERGY DEVELOPMENT CO.	Canadian (Providence Nova Scotia)
39.	KEYSPAN ENERGY SERVICES INC.	USA
40.	KEYSPAN GAS EAST CORPORATION	USA
41.	KEYSPAN INTERNATIONAL CORPORATION	USA
42.	KEYSPAN MHK, INC.	USA
43.	KEYSPAN MIDSTREAM INC.	USA
44.	KEYSPAN PLUMBING SOLUTIONS, INC.	USA
45.	KSI CONTRACTING, LLC	USA
46.	KSI ELECTRICAL, LLC	USA
47.	KSI MECHANICAL, LLC	USA
48.	LAND MANAGEMENT AND DEVELOPMENT, INC	USA
49.	LANDRANCH LIMITED	England & Wales
50.	LANDWEST, INC	USA
51.	LATTICE ENERGY SERVICES LIMITED	England & Wales
52.	LATTICE GROUP EMPLOYEE BENEFIT TRUST LIMITED	England & Wales
53.	LATTICE GROUP INTERNATIONAL HOLDINGS LIMITED	England & Wales
54.	LATTICE GROUP PLC	England & Wales
55.	LATTICE GROUP TRUSTEES LIMITED	England & Wales
56.	LATTICE OPSCO LIMITED	England & Wales

	Name	Country of Incorporation
57.	LATTICE TELECOM FINANCE (NO 1) LIMITED	Isle of Man
58.	MAINE YANKEE ATOMIC POWER COMPANY (24%)	USA
59.	MAINSTREAM FORTY-SEVEN LIMITED	England & Wales
60.	MASSACHUSETTS ELECTRIC COMPANY	USA
61.	MELMAR LIMITED	Isle of Man
62.	METRO ENERGY, L.L.C.	USA
63.	METROWEST REALTY LLC	USA
64.	MILLENNIUM PIPELINE COMPANY, LLC (26.25%)	USA
65.	MYHOMEKEY.COM, INC. (18.2%)	USA
66.	MYSTIC STEAMSHIP CORPORATION	USA
67.	NANTUCKET ELECTRIC COMPANY	USA
68.	NATGRID FINANCE HOLDINGS LIMITED	England & Wales
69.	NATGRID FINANCE LIMITED	England & Wales
70.	NATGRID INVESTMENTS LIMITED	England & Wales
71.	NATGRID LIMITED	England & Wales
72.	NATGRID ONE LIMITED	England & Wales
73.	NATGRIDTW1 LIMITED	England & Wales
74.	NATIONAL GRID (IOM) UK LTD	Isle of Man
75.	NATIONAL GRID (IRELAND) 1 LIMITED	Republic of Ireland
76.	NATIONAL GRID (IRELAND) 2 LIMITED	Republic of Ireland
77.	NATIONAL GRID (SOUTHALL) GENERAL PARTNER LIMITED	England & Wales
78.	NATIONAL GRID (US) HOLDINGS LIMITED	England & Wales
79.	NATIONAL GRID (US) INVESTMENTS	England & Wales
80.	NATIONAL GRID (US) INVESTMENTS 2 LIMITED	England & Wales
81.	NATIONAL GRID (US) INVESTMENTS 3	England & Wales
82.	NATIONAL GRID (US) INVESTMENTS 4 LIMITED	England & Wales
83.	NATIONAL GRID (US) PARTNER 1 LIMITED	England & Wales
84.	NATIONAL GRID (US) PARTNER 2 LIMITED	England & Wales
85.	NATIONAL GRID AUSTRALIA PTY LIMITED	Australia
86.	NATIONAL GRID BELGIUM LIMITED	England & Wales
87.	NATIONAL GRID BLUE POWER FINANCE LIMITED	England & Wales
88.	NATIONAL GRID BLUE POWER LIMITED	England & Wales
89.	NATIONAL GRID BRAZIL B.V.	The Netherlands
90.	NATIONAL GRID BRAZIL FINANCE	England & Wales
91.	NATIONAL GRID CARBON LIMITED	England & Wales
92.	NATIONAL GRID CHILE B.V.	The Netherlands
93.	NATIONAL GRID COMMERCIAL HOLDINGS LIMITED	England & Wales
94.	NATIONAL GRID DEVELOPMENT HOLDINGS CORP.	USA
95.	NATIONAL GRID EIGHT	England & Wales
96.	NATIONAL GRID EIGHTEEN LIMITED	England & Wales
97.	NATIONAL GRID ELECTRIC SERVICES LLC	USA
98.	NATIONAL GRID ELECTRICITY GROUP TRUSTEE LIMITED	England & Wales
99.	NATIONAL GRID ELECTRICITY TRANSMISSION PLC	England & Wales
100.	NATIONAL GRID ELEVEN	England & Wales
101.	NATIONAL GRID ENERGY MANAGEMENT, LLC	USA
102.	NATIONAL GRID ENERGY SERVICES, LLC	USA
103.	NATIONAL GRID ENERGY TRADING SERVICES LLC	USA
104.	NATIONAL GRID ENGINEERING & SURVEY INC.	USA
105.	NATIONAL GRID FIFTEEN LIMITED	England & Wales
106.	NATIONAL GRID FINANCE B.V.	The Netherlands
107.	NATIONAL GRID FIVE LIMITED	England & Wales
108.	NATIONAL GRID FOUR LIMITED	England & Wales
109.	NATIONAL GRID FOURTEEN LIMITED	England & Wales
110.	NATIONAL GRID GAS FINANCE (NO 1) PLC	England & Wales
111.	NATIONAL GRID GAS HOLDINGS LIMITED	England & Wales
112.	NATIONAL GRID GAS PLC	England & Wales
113.	NATIONAL GRID GENERATION LLC	USA

	Name	Country of Incorporation
114.	NATIONAL GRID GENERATION VENTURES LLC	USA
115.	NATIONAL GRID GLENWOOD ENERGY CENTER, LLC	USA
116.	NATIONAL GRID GOLD LIMITED	England & Wales
117.	NATIONAL GRID GRAIN LNG LIMITED	England & Wales
118.	NATIONAL GRID HOLDINGS B.V.	The Netherlands
119.	NATIONAL GRID HOLDINGS LIMITED	England & Wales
120.	NATIONAL GRID HOLDINGS ONE PLC	England & Wales
121.	NATIONAL GRID IGTS CORP.	USA
122.	NATIONAL GRID INDIA B.V.	The Netherlands
123.	NATIONAL GRID INDUS B.V.	The Netherlands
124.	NATIONAL GRID INSURANCE COMPANY (IRELAND) LIMITED	Republic of Ireland
125.	NATIONAL GRID INSURANCE COMPANY (ISLE OF MAN) LIMITED	Isle of Man
126.	NATIONAL GRID INTERCONNECTOR HOLDINGS LIMITED	England & Wales
127.	NATIONAL GRID INTERCONNECTORS LIMITED	England & Wales
128.	NATIONAL GRID INTERNATIONAL LIMITED	England & Wales
129.	NATIONAL GRID ISLANDER EAST PIPELINE LLC	USA
130.	NATIONAL GRID JERSEY HOLDINGS FIVE LIMITED	Jersey
131.	NATIONAL GRID JERSEY INVESTMENTS LIMITED	Jersey
132.	NATIONAL GRID LAND AND PROPERTIES LIMITED	England & Wales
133.	NATIONAL GRID LAND DEVELOPMENTS LIMITED	England & Wales
134.	NATIONAL GRID LAND INVESTMENTS LIMITED	England & Wales
135.	NATIONAL GRID LNG GP LLC	USA
136.	NATIONAL GRID LNG LLC	USA
137.	NATIONAL GRID LNG LP LLC	USA
138.	NATIONAL GRID MANQUEHUE B.V.	The Netherlands
139.	NATIONAL GRID METERING LIMITED	England & Wales
140.	NATIONAL GRID MIDDLE EAST FZCO	United Arab Emirates
141.	NATIONAL GRID MILLENNIUM LLC	USA
142.	NATIONAL GRID NE HOLDINGS 2 LLC	USA
143.	NATIONAL GRID NEMO LINK LIMITED	England & Wales
144.	NATIONAL GRID NETHERLANDS ONE BV	The Netherlands
145.	NATIONAL GRID NETHERLANDS THREE BV	The Netherlands
146.	NATIONAL GRID NETHERLANDS TWO BV	The Netherlands
147.	NATIONAL GRID NINE LIMITED	England & Wales
148.	NATIONAL GRID NINETEEN LIMITED	England & Wales
149.	NATIONAL GRID NORTH AMERICA INC	USA
150.	NATIONAL GRID NORTH EAST VENTURES INC	USA
151.	NATIONAL GRID NSN LINK LIMITED	England & Wales
152.	NATIONAL GRID OFFSHORE LTD	England & Wales
153.	NATIONAL GRID ONE LIMITED	England & Wales
154.	NATIONAL GRID OVERSEAS LIMITED	England & Wales
155.	NATIONAL GRID OVERSEAS TWO LIMITED	England & Wales
156.	NATIONAL GRID PLC	England & Wales
157.	NATIONAL GRID POLAND B.V.	The Netherlands
158.	NATIONAL GRID PORT JEFFERSON ENERGY CENTER, LLC	USA
159.	NATIONAL GRID PROCUREMENT BV	The Netherlands
160.	NATIONAL GRID PROPERTY (HIGH WYCOMBE) LIMITED	England & Wales
161.	NATIONAL GRID PROPERTY (NORTHAMPTON) LIMITED	England & Wales
162.	NATIONAL GRID PROPERTY (NORTHFLEET) LIMITED	England & Wales
163.	NATIONAL GRID PROPERTY (TAUNTON) LIMITED	England & Wales
164.	NATIONAL GRID PROPERTY (WARWICK) LIMITED	England & Wales
165.	NATIONAL GRID PROPERTY DEVELOPMENTS LIMITED	England & Wales
166.	NATIONAL GRID PROPERTY HOLDINGS LIMITED	England & Wales
167.	NATIONAL GRID PROPERTY LIMITED	England & Wales
168.	NATIONAL GRID SERVICES, INC.	USA
169.	NATIONAL GRID SEVEN LIMITED	England & Wales
170.	NATIONAL GRID SEVENTEEN LIMITED	England & Wales

	Name	Country of Incorporation
171.	NATIONAL GRID SIX LIMITED	England & Wales
172.	NATIONAL GRID SIXTEEN LIMITED	England & Wales
173.	NATIONAL GRID TECHNOLOGIES INC.	USA
174.	NATIONAL GRID TEN	England & Wales
175.	NATIONAL GRID THIRTY LIMITED	England & Wales
176.	NATIONAL GRID THREE LIMITED	England & Wales
177.	NATIONAL GRID TRANSMISSION SERVICES CORPORATION	USA
178.	NATIONAL GRID TWELVE LIMITED	England & Wales
179.	NATIONAL GRID TWENTY EIGHT LIMITED	England & Wales
180.	NATIONAL GRID TWENTY FOUR LIMITED	England & Wales
181.	NATIONAL GRID TWENTY LIMITED	England & Wales
182.	NATIONAL GRID TWENTY NINE LIMITED	England & Wales
183.	NATIONAL GRID TWENTY ONE LIMITED	England & Wales
184.	NATIONAL GRID TWENTY SEVEN LIMITED	England & Wales
185.	NATIONAL GRID TWENTY THREE LIMITED	England & Wales
186.	NATIONAL GRID TWENTY-FIVE LIMITED	England & Wales
187.	NATIONAL GRID TWENTY-SIX LIMITED	England & Wales
188.	NATIONAL GRID TWO LIMITED	England & Wales
189.	NATIONAL GRID UK LIMITED	England & Wales
190.	NATIONAL GRID UK PENSION SERVICES LIMITED	England & Wales
191.	NATIONAL GRID US 6 LLC	USA
192.	NATIONAL GRID US LLC	USA
193.	NATIONAL GRID USA	USA
194.	NATIONAL GRID USA SERVICE COMPANY, INC.	USA
195.	NATIONAL GRID ZAMBIA LIMITED	England & Wales
196.	NEES ENERGY, INC.	USA
197.	NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION	USA
198.	NEW ENGLAND ENERGY INCORPORATED	USA
199.	NEW ENGLAND HYDRO FINANCE COMPANY, INC. (53.704%)	USA
200.	NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (53.704%)	USA
201.	NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC. (53.704%)	USA
202.	NEW ENGLAND POWER COMPANY	USA
203.	NEWPORT AMERICA CORPORATION	USA
204.	NG JERSEY LIMITED	Jersey
205.	NG LEASING LIMITED	England & Wales
206.	NG LUXEMBOURG 3 SARL	Luxembourg
207.	NG LUXEMBOURG 4 SARL	Luxembourg
208.	NG LUXEMBOURG 5 SARL	Luxembourg
209.	NG LUXEMBOURG HOLDINGS LIMITED	England & Wales
210.	NG LUXEMBOURG SA	Luxembourg
211.	NG NOMINEES LIMITED	England & Wales
212.	NG PROCUREMENT HOLDINGS LIMITED	England & Wales
213.	NG VILLIERS LIMITED PARTNERSHIP	England & Wales
214.	NGC EMPLOYEE SHARES TRUSTEE LIMITED	England & Wales
215.	NGC INDUS LIMITED	England & Wales
216.	NGC TWO LIMITED	England & Wales
217.	NGC ZAMBIA LIMITED	England & Wales
218.	NGET / SPT UPGRADES LTD (50%)	England & Wales
219.	NGG FINANCE (NO 1) LIMITED	England & Wales
220.	NGG FINANCE PLC	England & Wales
221.	NGG TELECOMS HOLDINGS LIMITED	England & Wales
222.	NGG TELECOMS LIMITED	England & Wales
223.	NGM1 (GBR) LIMITED	Gibraltar
224.	NGNE LLC	USA
225.	NGP(IM7S) LIMITED	Isle of Man
226.	NGRID INTELLECTUAL PROPERTY LIMITED	England & Wales

	Name	Country of Incorporation
227.	NGT FIVE LIMITED	Cayman Islands
228.	NGT FOUR LIMITED	Cayman Islands
229.	NGT HOLDING COMPANY (ISLE OF MAN) LIMITED	Isle of Man
230.	NGT LUXEMBOURG ONE LIMITED	England & Wales
231.	NGT ONE LIMITED	England & Wales
232.	NGT TELECOM NO. 1 LIMITED	England & Wales
233.	NGT TELECOM NO. 2 LIMITED	England & Wales
234.	NGT THREE	England & Wales
235.	NGT TWO LIMITED	England & Wales
236.	NIAGARA MOHAWK ENERGY, INC.	USA
237.	NIAGARA MOHAWK HOLDINGS, INC.	USA
238.	NIAGARA MOHAWK POWER CORPORATION	USA
239.	NM PROPERTIES, INC.	USA
240.	NMP LIMITED	England & Wales
241.	NORTH EAST TRANSMISSION CO., INC.	USA
242.	NYSEARCH RMLD LLC (22.63%)	USA
243.	NYSEARCH ROBOTICS LLC (14.59%)	USA
244.	OPINAC NORTH AMERICA, INC.	USA
245.	PCC LAND COMPANY, INC.	USA
246.	PHILADELPHIA COKE CO., INC.	USA
247.	PORT GREENWICH LIMITED	England & Wales
248.	PORT OF THE ISLANDS NORTH LLC	USA
249.	SCC UNO SA	Chile
250.	STARGAS NOMINEES LIMITED	England & Wales
251.	SUPERGRID ELECTRICITY LIMITED	England & Wales
252.	SUPERGRID ENERGY TRANSMISSION LIMITED	England & Wales
253.	SUPERGRID LIMITED	England & Wales
254.	TELECOM INTERNATIONAL HOLDINGS LIMITED	England & Wales
255.	THAMESPORT INTERCHANGE LIMITED	England & Wales
256.	THE BROOKLYN UNION GAS COMPANY	USA
257.	THE NARRAGANSETT ELECTRIC COMPANY	USA
258.	THE NATIONAL GRID GROUP QUEST TRUSTEE COMPANY LTD	England & Wales
259.	THE NATIONAL GRID YOUPLAN TRUSTEE LIMITED	England & Wales
260.	THE NATIONAL GRID INVESTMENTS COMPANY	England & Wales
261.	TRANSCO LIMITED	England & Wales
262.	TRANSGAS, INC.	USA
263.	UNIT 40 SUBLESSOR LLC	USA
264.	UPPER HUDSON DEVELOPMENT INC	USA
265.	VALLEY APPLIANCE AND MERCHANDISING COMPANY	USA
266.	VILLIERS FINANCE SA	Luxembourg
267.	WAYFINDER GROUP, INC.	USA
268.	XOSERVE LIMITED (56.5%)	England & Wales
269.	YANKEE ATOMIC ELECTRIC COMPANY (34.5%)	USA